United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2012

FEDERAL SIGNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-6003	36-1063330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

(630) 954-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 7, 2012, Federal Signal Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, the completion by the Company of its disposition of the Federal Signal Technologies Group business (the “FS Tech Sale”). This Form 8-K/A is being filed as an amendment to the Initial Form 8-K in order to: (i) file as exhibits hereto additional pro forma financial information to give effect to the FSTech Sale and (ii) amend and restate in its entirety Item 9.01 of the Initial Form 8-K to reflect the additional pro forma financial information. No other changes have been made to the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The Company’s unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009, the Company’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2012, and the related notes thereto, each of which gives effect to the FSTech Sale, are furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
10.1†	Credit Agreement, dated as of February 22, 2012, by and among the Company, the lenders identified on the signature pages thereof, General Electric Capital Corporation, as a co-collateral agent and Wells Fargo Capital Finance, LLC, as administrative agent and a co-collateral agent

10.2†	Financing Agreement, dated as of February 22, 2012, by and among the Company, certain Subsidiaries of the Company, as Guarantors, the Lenders from time to time party thereto, and TPG Specialty Lending, Inc., as administrative agent, collateral agent and sole lead arranger

99.1†	Press Release dated September 4, 2012

99.2	Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009, unaudited pro forma condensed consolidated balance sheet as of June 30, 2012, and the notes thereto

†	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Date: November 9, 2012	By:	/s/ Braden N. Waverley
Braden N. Waverley
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1†	Credit Agreement, dated as of February 22, 2012, by and among the Company, the lenders identified on the signature pages thereof, General Electric Capital Corporation, as a co-collateral agent and Wells Fargo Capital Finance, LLC, as administrative agent and a co-collateral agent

10.2†	Financing Agreement, dated as of February 22, 2012, by and among the Company, certain Subsidiaries of the Company, as Guarantors, the Lenders from time to time party thereto, and TPG Specialty Lending, Inc., as administrative agent, collateral agent and sole lead arranger

99.1†	Press Release dated September 4, 2012

99.2	Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009, unaudited pro forma condensed consolidated balance sheet as of June 30, 2012, and the notes thereto

†	Previously filed.